SECURITIES AND EXCHANGE COMMISSION

         WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF  1934

Date of Report (Date of earliest event reported):  November 2, 2007

Tasty Baking Company
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5084	23-1145880
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Hunting Park Avenue, Philadelphia, Pennsylvania	19129
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (215) 221-8500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 2, 2007, the Tasty Baking Company (the “Company”) announced its unaudited financial results for the third quarter ended September 29, 2007.  A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.  The information disclosed in this Item 2.02 of this Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or any other document filed with the SEC, except as specifically set forth in such document.

Item 7.01  Regulation FD Disclosure.

A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.  The information disclosed in this Item 7.01 of this Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or in any other document filed with the SEC, except as specifically set forth in such document.

Item 9.01  Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

	Exhibit 99.1	Press Release dated November 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TASTY BAKING COMPANY
(Registrant)
Date: November 2, 2007	By:	/s/ David S. Marberger
David S. Marberger
Executive Vice President and Chief Financial Officer